UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
May 6, 2022
Date of Report (Date of earliest event reported)

AZZ Inc.
(Exact name of Registrant as specified in its charter)

Texas	1-12777	75-0948250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Museum Place, Suite 500
3100 West 7th Street
Fort Worth, Texas 76107
(Address of principal executive offices) (Zip Code)
(817) 810-0095
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AZZ	New York Stock Exchange
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 7, 2022, AZZ Inc., a Texas corporation (the “Company”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) by and between the Company and Sequa Corporation, a Delaware corporation (the “Seller”), pursuant to which the Company will acquire all of the Seller’s right, title and interest in and to the membership interests of Sequa Mezzanine Holdings L.L.C., a Delaware limited liability company. On May 6, 2022, the Company and the Seller entered into the First Amendment to Securities Purchase Agreement (the “First Amendment”), which amends the Securities Purchase Agreement by, among other matters, (i) extending the earliest date of Closing (as defined in the Securities Purchase Agreement) from May 6, 2022 to May 13, 2022 and (ii) modifying the termination provision of the Securities Purchase Agreement by reducing the period in which the Company may cure its failure to consummate the transactions contemplated by the Securities Purchase Agreement from five Business Days (as defined in the Securities Purchase Agreement) to two Business Days in the event that the Seller is otherwise ready, willing and able to consummate the transactions contemplated by the Securities Purchase Agreement and has provided notice to that effect to the Company.

In connection with the First Amendment, the Company entered into Amendment No. 1 to Second Amended and Restated Commitment Letter (the “DCL Amendment”) with the Commitment Parties (as defined in the DCL Amendment) to (i) extend the earliest Closing Date (as defined in the DCL Amendment) from May 6, 2022 to May 13, 2022 and (ii) eliminate the requirement that the Company provide certain financial statements of the Acquired Business (as defined in the DCL Amendment) to the Lead Arrangers (as defined in the DCL Amendment) if the Closing Date occurs on or prior to May 31, 2022.
The foregoing description of the First Amendment and the DCL Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the First Amendment and DCL Amendment, a copy of which are filed as Exhibit 2.1 and 10.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
2.1	First Amendment to Securities Purchase Agreement, dated as of May 6, 2022, by and between Sequa Corporation and AZZ Inc.
10.1	Amendment No. 1 to Second Amended and Restated Commitment Letter, dated as of May 6, 2022, by and between AZZ Inc. and the Commitment Parties.
104	Cover Page Interactive Date File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ Inc.
Date: May 9, 2022	By: /s/ Tara D. Mackey
Tara D. Mackey Chief Legal Officer and Secretary